Exhibit 99.3

Subject line: Exciting news for Invitae

Hello Team,

Since Invitae’s inception, we have been driving greater access to genetic information to provide better healthcare for our patients. To achieve that goal, we have assembled a world-class team of scientists, engineers and geneticists committed to delivering the most high quality, efficient, reliable genetic information, establishing a new standard of care.

I’m very happy to share with you that we just announced an agreement to acquire ArcherDX, a leading genomics analysis company democratizing precision oncology to create a global leader in comprehensive cancer genetics and precision oncology. By integrating germline testing, tumor profiling and liquid biopsy technologies and services into Invitae, we will help accelerate adoption of precision approaches from diagnostic testing to therapy optimization and monitoring, and expanded access to best-in-class personalized oncology.

Archer is a company we have long admired as they have broken down the barriers to precision oncology, and in the process generating a great deal of excitement. And rightly so. Archer’s unique capabilities can truly enable every cancer patient worldwide to have an accurate diagnosis, prognosis, therapy optimization and very soon, comprehensive cancer monitoring.

This is a major step forward in our mission to bring comprehensive genetic information to improve healthcare for billions of people. Together we will usher in the future of precision medicine and in so doing help to transform cancer care for patients worldwide. You can find the press release here.

In addition to the impact this will have on patients, this will have a large impact on our business as well. ArcherDX is located in Boulder, Colorado, and our new teammates are 350 strong, there and around the globe. I’ve had the pleasure of spending time with the Archer team and have found like-minded colleagues who are similarly mission-driven to help patients. Upon close of the transaction, their team will become part of Invitae, including Jason Meyers, Archer’s CEO, who will join the management team to lead oncology development.

There is a lot to discuss about what this means for our company and our patients. So, we will be hosting a Tuesday All Hands at Noon PT tomorrow to talk more about this news and share more information about Archer. In addition, the team has put together some FAQs here and opened up a Meeting Pulse link to gather your questions — you can log in at:

http://meet.ps/nvta_2020_06_23

PIN:

This is a very exciting day for us, and I couldn’t be prouder to count each of you among the people I can share it with. Thank you for your continued hard work and dedication as we continue to push the company forward in service of our mission to make genetic testing affordable and accessible to everyone who can benefit from it.

- Sean

PS: A friendly reminder from our lawyers included below.

Cautionary Statement

This communication contains statements, including statements regarding the proposed acquisition of ArcherDX, Inc. (“Archer”) by Invitae Corporation (“Invitae”), that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” or other comparable terms. All statements other than statements of historical fact included in this communication regarding strategies, synergies, prospects, financial results, operations, costs, plans, objectives and the proposed acquisition of Archer by Invitae are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expected future operating results, future products and services and customers served, regulatory submissions, anticipated results of product development efforts, potential addressable markets, the impact of Covid-19, the anticipated benefits of the proposed acquisition of Archer, including expected synergies, opportunities, product offerings and financial and other impacts, the transaction structure and financing plans, and the expected timing of completion of the proposed transaction. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: the ability to successfully and profitably market our products and services; the acceptance of our products and services by patients and healthcare providers; the ability to meet demand for our products and services; the availability and sufficiency of reimbursement; the amount and nature of competition; the effects of the adoption, modification or repeal of any law, rule, order, interpretation or policy relating to the healthcare system, including without limitation as a result of any judicial, executive or legislative action; the impact of Covid-19 on the business of Invitae and Archer; Invitae’s ability to manage its growth effectively; the ability of Invitae and Archer to successfully develop new products and services; the ability to effectively utilize strategic partnerships and acquisitions; the ability of Invitae and Archer to obtain and maintain regulatory approvals and comply with applicable regulations; the ability of Invitae and Archer to obtain the required regulatory approvals for the proposed merger and the approval of Invitae’s and Archer’s stockholders, and to satisfy the other conditions to the closing of the acquisition and related financing transactions on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of Invitae and Archer to terminate the merger agreement; negative effects of the announcement or the consummation of the acquisition on the market price of Invitae’s common stock and/or on the companies’ respective businesses, financial conditions, results of operations and financial performance; significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed acquisition of Archer cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the proposed acquisition of Archer; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Archer’s operations with those of Invitae will be greater than expected; the ability of the companies individually and the combined company to retain and hire key personnel; Invitae’s failure to manage growth effectively; Invitae’s need to scale its infrastructure in advance of demand for its tests and to increase demand for its tests; Invitae’s ability to use rapidly changing genetic data to interpret test results accurately and consistently; security breaches, loss of data and other disruptions; laws and regulations applicable to Invitae’s business, and the risks and uncertainties set forth in Invitae’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) and other written statements made by Invitae from time to time. There can be no assurance that the proposed acquisition of Archer will in fact be consummated in the manner described or at all. Forward -looking statements speak only as of the date hereof, and Invitae disclaims any obligation to update any forward-looking statements.

NOTE: Invitae and the Invitae logo are trademarks of Invitae Corporation. All other trademarks and service marks are the property of their respective owners.

Additional Information

In connection with the proposed transaction, Invitae will file with the SEC a registration statement on Form S-4, which will include a document that serves as a proxy statement/prospectus of Invitae (the “proxy statement/prospectus”), and will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Invitae’s stockholders when it becomes available. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Invitae when it becomes available. The documents filed by Invitae with the SEC may be obtained free of charge at Invitae’s website at www.invitae.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Invitae by requesting them by mail at Invitae Corporation, 1400 16th Street, San Francisco, California 94103, or by telephone at (415) 374-7782.

Participants in the Solicitation

Invitae and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Invitae’s directors and executive officers is available in Invitae’s proxy statement dated April 29, 2020 for its 2020 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Invitae as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.